Exhibit 10.7

SIXTH AMENDMENT TO THE TWO RIVER COMMUNITY BANK SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

THIS SIXTH AMENDMENT TO THE SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT (this “Amendment”) is made as of August 8, 2019 by and between Two River Bancorp (“TRB”), a corporation organized under the laws of the State of New Jersey which serves as a bank holding company, with its principal office at 766 Shrewsbury Avenue, Tinton Falls, New Jersey 07724; Two River Community Bank (“TRCB” or “Employer”), a banking corporation organized under the laws of the State of New Jersey which is a wholly owned subsidiary of TRB, with its principal office at 766 Shrewsbury Avenue, Tinton Falls, New Jersey 07724; and Alan B. Turner (“Executive”), whose business address is 766 Shrewsbury Avenue, Tinton Falls, New Jersey 07724.

WHEREAS, TRCB and Executive executed a Supplemental Executive Retirement Agreement (the “Agreement”) dated January 1, 2005, which agreement had an Effective Date of November 1, 2004; and

WHEREAS, Pursuant to Section 8.1 of the Agreement TRCB has reserved to itself the right to amend the Agreement from time to time; and

WHEREAS, TRCB and the Executive executed the First Amendment to the Agreement during October, 2008; and

WHEREAS, TRCB and the Executive executed the Second Amendment to the Agreement on March 1, 2010; and

WHEREAS, TRCB and the Executive executed the Third Amendment to the Agreement on June 1, 2010; and

WHEREAS, TRCB and the Executive executed the Fourth Amendment to the Agreement on June 1, 2013; and

WHEREAS, TRCB and the Executive executed the Fifth Amendment to the Agreement on September 30, 2016; and

WHEREAS, TRCB wishes to amend the Agreement to revise the definition of Cause.

NOW THEREFORE, the Bank determines as follows:

Section 5.1 of the Agreement is amended and replaced as follows:

5.1

Termination for Cause. Notwithstanding any provision of this Agreement to the contrary, the Participant shall forfeit any right to a benefit under this Agreement if, at any time prior to a Change in Control, the Bank terminates the Participant's service for Cause. Termination of the Participant's service for "Cause" shall mean any of the following acts or circumstances: gross negligence or gross neglect of duties to TRCB; conviction of a felony or of a gross misdemeanor involving moral turpitude in connection with the executive’s employment with TRCB; or fraud, disloyalty, dishonesty or willful violation of any law or significant TRCB policy committed in connection with the executive's employment and resulting in a material adverse effect on TRCB.

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IN WITNESS WHEREOF, the Bank and the Executive hereby execute this Amendment.

EXECUTIVE: /s/ Alan B. Turner Alan B. Turner	TWO RIVER COMMUNITY BANK: By:/s/ William D. Moss William D. Moss, CEO